                                                EXECUTION COPY



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                        AMENDED AND RESTATED

                        DECLARATION OF TRUST


                                among


                BANCORP HAWAII, INC., as Depositor,

                       THE BANK OF NEW YORK,
                        as Property Trustee,


                 THE BANK OF NEW YORK (DELAWARE)
                       as Delaware Trustee,



                              and



             THE ADMINISTRATIVE TRUSTEES NAMED HEREIN



                  Dated as of December 30, 1996

                  BANCORP HAWAII CAPITAL TRUST I









------------------------------------------------------------------------------

                        BANCORP HAWAII CAPITAL TRUST I

             Certain Sections of this Declaration of Trust relating to Sections 310 through 318 of the Trust Indenture Act of 1939:


Trust Indenture                                              Declaration of
  Act Section                                                Trust Section
---------------                                              --------------

Section 310(a)(1) ................................               8.07
           (a)(2) ................................               8.07
           (a)(3) ................................               8.09
           (a)(4) ................................               2.07(a)(ii)
           (b) ...................................               8.08
Section 311(a) ...................................               8.13
           (b) ...................................               8.13
Section 312(a) ...................................               5.08
           (b) ...................................               5.08
           (c) ...................................               5.08
Section 313(a) ...................................               8.14(a)
           (b) ...................................               8.14(a)
           (c) ...................................               8.14(a),
                                                                 8.14(b), 10.09
           (d) ...................................               8.14(c)
Section 314(a) ...................................               8.15
           (b) ...................................           Not Applicable
           (c)(1) ................................               8.16
           (c)(2) ................................               8.16
           (c)(3) ................................           Not Applicable
           (e) ...................................               1.01, 8.16
Section 315(a) ...................................               8.01(a),
                                                                 8.03(a)
           (b) ..................................                8.02, 10.09
           (c) ..................................                8.01(a)
           (d) ..................................                8.01, 8.03
           (e) ..................................            Not Applicable
Section 316(a) ..................................            Not Applicable
           (a)(1)(A) ............................            Not Applicable
           (a)(1)(B) ............................            Not Applicable
           (a)(2) ...............................            Not Applicable
           (b) ..................................                5.13
           (c) ..................................                6.07
Section 317(a)(1) ...............................            Not Applicable
           (a)(2) ...............................            Not Applicable
           (b) ..................................                5.10
Section 318(a) ..................................                10.11


-------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Declaration of Trust.

                                TABLE OF CONTENTS

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                                                                             ----
                                    ARTICLE I

                                  Defined Terms

SECTION 1.01.    Definitions....................................               2


                                   ARTICLE II

                            Continuation of the Trust

SECTION 2.01.    Name...........................................              17
SECTION 2.02.    Office of the Delaware Trustee;
                   Principal Place of Business..................              17
SECTION 2.03.    Initial Contribution of Trust
                   Property; Organizational
                   Expenses.....................................              17
SECTION 2.04.    Issuance of the Capital Securities.............              17
SECTION 2.05.    Issuance of the Common Securities;
                   Subscription and Purchase of
                   Junior Subordinated Debt
                   Securities...................................              18
SECTION 2.06.    Declaration of Trust...........................              18
SECTION 2.07.    Authorization to Enter into Certain
                   Transactions.................................              19
SECTION 2.08.    Assets of Trust................................              24
SECTION 2.09.    Title to Trust Property........................              24


                                   ARTICLE III

                                 Payment Account

SECTION 3.01.    Payment Account................................              25


                                   ARTICLE IV

                            Distributions; Redemption

SECTION 4.01.    Distributions..................................              25
SECTION 4.02.    Redemption.....................................              27
SECTION 4.03.    Subordination of Common
                   Securities...................................              30

                                                                   Contents, p.2




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SECTION 4.04.    Payment Procedures.............................              31
SECTION 4.05.    Tax Returns and Reports........................              31
SECTION 4.06.    Payment of Taxes, Duties, etc. of
                   the Trust....................................              32
SECTION 4.07.    Payments under Indenture.......................              32


                                    ARTICLE V

                          Trust Securities Certificates

SECTION 5.01.    Initial Ownership..............................              32
SECTION 5.02.    Trust Securities Certificates..................              32
SECTION 5.03.    Execution and Delivery of Trust
                   Securities Certificates......................              33
SECTION 5.04.    Global Capital Security........................              34
SECTION 5.05.    Registration of Transfer and
                   Exchange Generally; Certain
                   Transfers and Exchanges; Capital
                   Securities Certificates; Securities
                   Act Legends..................................              36
SECTION 5.06.    Mutilated, Destroyed, Lost or
                   Stolen Trust Securities
                   Certificates.................................              40
SECTION 5.07.    Persons Deemed Securityholders.................              41
SECTION 5.08.    Access to List of Securityholders'
                   Names and Addresses..........................              41
SECTION 5.09.    Maintenance of Office or Agency;
                   Transfer Agent...............................              41
SECTION 5.10.    Appointment of Paying Agent....................              42
SECTION 5.11.    Ownership of Common Securities by
                   Depositor....................................              43
SECTION 5.12.    Notices to Clearing Agency.....................              43
SECTION 5.13.    Rights of Securityholders......................              43


                                   ARTICLE VI

                    Acts of Securityholders; Meetings; Voting

SECTION 6.01.    Limitations on Capital
                   Securityholders' Voting Rights...............              47
SECTION 6.02.    Notice of Meetings.............................              48
SECTION 6.03.    Meetings of Securityholders....................              48
SECTION 6.04.    Voting Rights..................................              49
SECTION 6.05.    Proxies, etc...................................              49

                                                                   Contents, p.3




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SECTION 6.06.    Securityholder Action by Written
                   Consent......................................              49
SECTION 6.07.    Record Date for Voting and Other
                   Purposes.....................................              50
SECTION 6.08.    Acts of Securityholders........................              50
SECTION 6.09.    Inspection of Records..........................              51


                                   ARTICLE VII

                         Representations and Warranties

SECTION 7.01.    Representations and Warranties of
                   the Property Trustee and the
                   Delaware Trustee.............................              52
SECTION 7.02.    Representations and Warranties of
                   Depositor....................................              53


                                  ARTICLE VIII

                                  The Trustees

SECTION 8.01.    Certain Duties and Responsibilities............              54
SECTION 8.02.    Events of Default Notices; Deferral
                   of Interest Payment Notices..................              56
SECTION 8.03.    Certain Rights of Property
                   Trustee......................................              57
SECTION 8.04.    Not Responsible for Recitals...................              60
SECTION 8.05.    May Hold Securities............................              60
SECTION 8.06.    Compensation, Indemnity; Fees..................              60
SECTION 8.07.    Corporate Property Trustee
                   Required; Eligibility of Trustees............              62
SECTION 8.08.    Conflicting Interests..........................              63
SECTION 8.09.    Co-Trustees and Separate Property
                   Trustee......................................              63
SECTION 8.10.    Resignation and Removal;
                   Appointment of Successor.....................              65
SECTION 8.11.    Acceptance of Appointment by
                   Successor....................................              67
SECTION 8.12.    Merger, Conversion, Consolidation
                   or Succession to Business....................              68
SECTION 8.13.    Preferential Collection of Claims
                   Against Depositor or Trust...................              69
SECTION 8.14.    Reports by Property Trustee....................              70

                                                                  Contents, p.4




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SECTION 8.15.    Reports to the Property Trustee................              70
SECTION 8.16.    Evidence of Compliance with
                   Conditions Precedent.........................              70
SECTION 8.17.    Number of Trustees.............................              71
SECTION 8.18.    Delegation of Power............................              71


                                  ARTICLE IX

                      Termination, Liquidation and Merger

SECTION 9.01.    Termination Upon Expiration Date;
                   Termination Upon Tax Event or
                   Capital Treatment Event......................              72
SECTION 9.02.    Early Termination..............................              73
SECTION 9.03.    Termination....................................              73
SECTION 9.04.    Liquidation....................................              74
SECTION 9.05.    Mergers, Consolidations,
                   Amalgamations or Replacements of
                   the Trust....................................              76


                                   ARTICLE X

                           Miscellaneous Provisions

SECTION 10.01.   Limitation of Rights of
                   Securityholders..............................              77
SECTION 10.02.   Liability of the Common
                   Securityholder...............................              78
SECTION 10.03.   Amendment......................................              78
SECTION 10.04.   Separability...................................              80
SECTION 10.05.   Governing Law..................................              80
SECTION 10.06.   Payments Due on Non-Business Day...............              80
SECTION 10.07.   Successors.....................................              80
SECTION 10.08.   Headings.......................................              80
SECTION 10.09.   Reports, Notices and Demands...................              80
SECTION 10.10.   Agreement Not to Petition......................              81
SECTION 10.11.   Trust Indenture Act, Conflict with
                   Trust Indenture Act..........................              82
SECTION 10.12.   Acceptance of Terms of Declaration
                   of Trust, Guarantee and
                   Indenture....................................              83

                                                                  EXECUTION COPY




                                    AMENDED AND RESTATED DECLARATION OF TRUST,
                           dated as of December 30, 1996, among (i) BANCORP HAWAII, INC., a Hawaii corporation (including any successors or assigns, the "Depositor"), (ii) THE BANK OF NEW YORK, a New York banking corporation, as property trustee, (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"),
                           (iii) THE BANK OF NEW YORK (Delaware), a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee"), (iv) David A. Houle, an individual, and Joseph T. Kiefer, an individual, each of whose address is c/o Bancorp Hawaii, Inc. (each an "Administrative Trustee" and collectively the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees are referred to collectively herein as the "Trustees") and (v) the several Holders, as hereinafter defined.


                              W I T N E S S E T H :


                  WHEREAS the Depositor, the Delaware Trustee and the Administrative Trustees have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into a certain Declaration of Trust, dated as of December 23, 1996 (the "Original Declaration of Trust"), and by the execution and filing by the Delaware Trustee and the Administrative Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on December 23, 1996 (the "Certificate of Trust"); and attached as Exhibit A; and

                  WHEREAS the Depositor, the Delaware Trustee and the Administrative Trustees desire to amend and restate the Original Declaration of Trust in its entirety as set forth herein to provide for, among other things (i) the issuance of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the 8.25% Capital Securities, Series A (the "Initial Capital Securities") by the Trust pursuant to the Purchase Agreement, (iii) the issuance pursuant to a registered exchange for the Initial Capital Securities of 8.25% Capital Securities (the "Exchange Capital Securities") (each of the Initial Capital Securities and the Exchange Capital Securities hereinafter referred to as the "Capital Securities"), (iv) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Junior Subordinated Debt Securities and (v) the appointment of The Bank of New York, a New York banking corporation (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank");


                  NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Declaration of Trust in its entirety and agrees as follows:


                                    ARTICLE I

                                  Defined Terms

                  SECTION 1.01. Definitions. For all purposes of this Declaration of Trust, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration of Trust;

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Declaration of Trust as a whole and not to any particular Article, Section or other subdivision; and

                  (e) all references to the date the Capital Securities were originally issued shall refer to the date the Initial Capital Securities were originally issued.

                  "Act" has the meaning specified in Section 6.08.

                  "Additional Distribution" has the meaning specified in Section 4.01(c).

                  "Adjusted Treasury Rate" means, with respect to any Redemption Date, the Treasury Rate plus (i) 1.25% if such Redemption Date occurs on or before January 1, 1998 or (ii) 0.50% if such Redemption Date occurs after January 1, 1998.

                  "Administrative Trustee" means each of David A. Houle and Joseph T. Kiefer, solely in such Person's capacity as Administrative Trustee of the Trust continued hereunder and not in such Person's individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Capital Security or beneficial interest therein, the rules and procedures of the Depositary for such Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Bank" has the meaning specified in the preamble to this Declaration of Trust.

                  "Bankruptcy Event" means, with respect to any Person:

                  (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

                  "Board Resolution" means a copy of a resolution certified by the Secretary of an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustees.

                  "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed or (c) a day on which the Property Trustee's Corporate Trust Office or the Corporate Trust Office of the Debenture Trustee is closed for business.

                  "Capital Securities" means each of the Initial Capital Securities and the Exchange Capital Securities, treated together as a single class of securities, each representing an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 per Capital Security and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Capital Securities Certificate" means a certificate evidencing ownership of Capital Securities, substantially in the form attached as Exhibit B.

                  "Capital Securityholder" means a Person in whose name a Capital Security or Capital Securities is registered in the Securities Register; and any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

                  "Capital Treatment Event" means the reasonable determination by the Depositor that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of issuance of the Capital Securities, there is more than an insubstantial risk that the Depositor will not be entitled to treat an amount equal to the Liquidation Amount of the Capital Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Depositor.

                  "Certificate of Trust" has the meaning specified in the preamble to this Declaration of Trust.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC shall be the initial Clearing Agency.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" has the meaning specified in the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Securities" means the 8.25% Common Securities, each representing an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

                  "Comparable Treasury Issue" means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after December 15, 2006, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

                  "Comparable Treasury Price" means (A) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Debenture Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Corporate Trust Office" means the principal corporate trust office of the Property Trustee located in New York City which at the time of the execution of this Declaration of Trust is located at 101 Barclay Street, 21st Floor West, New York, New York 10286; Attention of Corporate Trust Trustee Administration.

                  "Declaration of Trust" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Amended and Restated Declaration of Trust, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Declaration of Trust and any modification, amendment or supplement of either, respectively.

                  "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

                  "Debenture Trustee" means The Bank of New York, a New York banking corporation and any successor.

                  "Definitive Capital Securities Certificate" means Capital Securities Certificates issued in certificated, fully registered form.

                  "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq., as it may be amended from time to time.

                  "Delaware Trustee" means the corporation identified as the "Delaware Trustee" in the preamble to this Declaration of Trust solely in its capacity as Delaware Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

                  "Depositor" has the meaning specified in the preamble to this Declaration of Trust.

                  "Distribution Date" has the meaning specified in Section 4.01(a).

                  "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

                  "Early Termination Event" has the meaning specified in Section 9.02.

                  "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the occurrence of a Debenture Event of Default; or

                  (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

                  (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

                  (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Declaration of Trust (other than a covenant or warranty, a default in the performance or breach of which is addressed in clause (b) or (c) above), and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Capital Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the

         Depositor to appoint a successor Property Trustee within 60 days thereof.

                  "Expiration Date" has the meaning specified in Section 9.01.

                  "Federal Reserve" means the Board of Governors of the Federal Reserve System.

                  "Global Capital Securities" means a beneficial interest in the Capital Securities, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.12.

                  "Global Capital Securities Certificate" means a certificate evidencing ownership of Global Capital Securities, substantially in the form attached as Exhibit B.

                  "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and The Bank of New York, as trustee, contemporaneously with the execution and delivery of this Declaration of Trust, for the benefit of the holders of the Trust Securities, as amended from time to time.

                  "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

                  "Indenture" means the Indenture, dated as of December 30, 1996, between the Depositor and the Debenture Trustee, as trustee, (as amended or supplemented from time to time) relating to the issuance of the Junior Subordinated Debt Securities.

                  "Initial Purchasers" means UBS Securities LLC, Credit Suisse First Boston Corporation and Salomon Brothers Inc.

                  "Institutional Accredited Investor" means an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

                  "Junior Subordinated Debt Securities" means the aggregate principal amount of the Depositor's 8.25% Junior Subordinated Debt Securities due 2026, issued pursuant to the Indenture.

                  "Junior Subordinated Debt Securities Redemption Date" means, with respect to any Junior Subordinated Debt Securities to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

                  "Letter of Representations" means the agreement among the Trust, the Property Trustee and The Depository Trust Company ("DTC"), as the initial Clearing Agency, dated as of the Closing Date.

                  "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                  "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debt Securities to be contemporaneously redeemed in accordance with the Indenture allocated to the Common Securities and the Capital Securities based upon the relative Liquidation Amounts of such classes and the proceeds of which will be used to pay the Redemption Price of such Trust Securities, and (b) with respect to a distribution of Junior Subordinated Debt Securities to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Junior Subordinated Debt Securities having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debt Securities are distributed.

                  "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

                  "Liquidation Date" means the date on which Junior Subordinated Debt Securities are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 9.04(a).

                  "Liquidation Distribution" has the meaning specified in
Section 9.04(d).

                  "1940 Act" means the Investment Company Act of 1940, as amended.

                  "Officers' Certificate" means a certificate signed by the Chairman and Chief Executive Officer, President or a Vice President, and by the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration of Trust shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, but not an employee of any thereof, and who shall and which opinion shall be reasonably acceptable to the Property Trustee.

                  "Original Declaration of Trust" has the meaning specified in the preamble to this Declaration of Trust.

                  "Other Capital Securities" means the Capital Securities sold by the Initial Purchasers in the initial offering contemplated by the Purchase Agreement to Institutional Accredited Investors in reliance on an exemption from the registration requirement of the Securities Act other than Rule 144A.

                  "Outstanding", with respect to Capital Securities, means, as of the date of determination, all Capital Securities theretofore executed and delivered under this Declaration of Trust, except;

                  (a) Capital Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

                  (b) Capital Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Capital Securities; provided that if such Capital Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration of Trust; and

                  (c) Capital Securities which have been paid or in exchange for or in lieu of which other Capital Securities have been executed and delivered pursuant to Sections 5.04, 5.05, 5.06 and 5.13;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Depositor, any Administrative Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that a Responsible Officer of such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Capital Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Capital Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

                  "Owner" means each Person who is the beneficial owner of a Global Capital Security as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly), in accordance with the rules of such Clearing Agency.

                  "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Bank.

                  "Payment Account" means a segregated noninterest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Junior Subordinated Debt Securities will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Sections 4.01 and 4.02.

                  "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

                  "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Declaration of Trust solely in its capacity as Property Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

                  "Purchase Agreement" means the Purchase Agreement, dated as of December 23, 1996, among the Trust, the Depositor and the Initial Purchasers.

                  "Quotation Agent" means UBS Securities LLC and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Depositor shall substitute therefor another Primary Treasury Dealer.

                  "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration of Trust, provided, however, that each Junior Subordinated Debt Securities Redemption Date and the stated maturity of the Junior Subordinated Debt Securities shall be a Redemption Date for a Like Amount of Trust Securities.

                  "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption of a Like Amount of Junior Subordinated Debt Securities, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

                  "Reference Treasury Dealer" means (i) the Quotation Agent and
(ii) any other Primary Treasury Dealer selected by the Debenture Trustee after consultation with the Depositor.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Debenture Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Debenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

                  "Registration Agreement" means the Registration Agreement dated as of December 30, 1996, among the Trust, the Depositor and the Initial Purchasers.

                  "Registration Exchange Offer" has the meaning specified in the Registration Agreement.

                  "Registration Statement" has the meaning specified in the Registration Agreement.

                  "Regulation D" means Regulation D under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Relevant Trustee" has the meaning specified in Section 8.10.

                  "Remaining Life" has the meaning specified in Section 9.01(b).

                  "Responsible Officer" means, when used with respect to the Property Trustee, any officer assigned to the Corporate Trust Office, including any vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer to the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration for this Declaration of Trust, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Restricted Capital Securities" means all Capital Securities required pursuant to Section 5.05(c) to bear a Restricted Capital Securities Legend. Such term includes the Global Capital Securities Certificate.

                  "Restricted Capital Securities Certificate" means a certificate substantially in the form set forth in Exhibit D.

                  "Restricted Capital Securities Legend" means a legend substantially in the form of the legend required in the form of Capital Securities Certificate set forth in Exhibit B to be placed upon a Restricted Capital Security.

                  "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as may be amended from time to time.

                  "Rule 144A Capital Securities" means the Capital Securities purchased by the Initial Purchasers from the Trust pursuant to the Purchase Agreement, other than the Other Capital Securities.

                  "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.05.

                  "Securityholder" or "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act; provided, however, that in determining whether the Holders of the requisite amount of Capital Securities have voted on any matter provided for in this Declaration of Trust, then for the purpose of any such determination, so long as Definitive Capital Securities Certificates have not been issued, the term Securityholders or Holders as used herein shall refer to the Owners.

                  "Stated Maturity" has the meaning specified in Section 1.01 of the Indenture.

                  "Tax Event" has the meaning specified in Section 1.01 of the Indenture.

                  "Transfer Agent" means the Bank as set forth in the preamble to this Declaration of Trust.

                  "Treasury Rate" means (i) the yield, under the heading which represents the average for the week immediately prior to the calculation date, appearing in the most recently published statistical release designated "H.15
(519)" or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or
(ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

                  "Trust" means Bancorp Hawaii Capital Trust I.

                  "Trust Indenture Act" has the meaning specified in Section
1.01 of the Indenture.

                  "Trust Property" means (a) the Junior Subordinated Debt Securities, (b) the rights of the Property Trustee under the Guarantee, (c) any cash or deposit in, or owing to, the Payment Account and (d) all proceeds and rights in respect of the foregoing.

                  "Trust Securities Certificate" means any one of the Common Securities Certificates or the Capital Securities Certificates.

                  "Trust Security" means any one of the Common Securities or the Capital Securities.

                  "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.


                                   ARTICLE II

                            Continuation of the Trust

                  SECTION 2.01. Name. The Trust continued hereby shall be known as "Bancorp Hawaii Capital Trust I", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                  SECTION 2.02. Office of the Delaware Trustee; Principal Place of Business. The address of the Delaware Trustee in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, DE 19711, Attention of Corporate Trust Department, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is in care of Bancorp Hawaii, Inc., 130 Merchant Street, Honolulu, HI 96813; Attention of Office of the Secretary.

                  SECTION 2.03. Initial Contribution of Trust Property; Organizational Expenses. The Property Trustee acknowledges receipt in trust from the Depositor in connection with this Declaration of Trust of the sum of $10, which constitutes the initial Trust Property. The Depositor, as borrower, shall pay all organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

                  SECTION 2.04. Issuance of the Capital Securities. The Capital Securities to be issued will be limited to $100 million aggregate Liquidation Amount outstanding at any one time.

                  On December 23, 1996, the Depositor and the Administrative Trustees, on behalf of the Trust, and pursuant to the Original Declaration of Trust, and the Initial Purchasers executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Trust, shall execute or cause to be executed in accordance with Section 5.02 and delivered to the Initial Purchasers a Global Capital Securities Certificate in book-entry form, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of Capital Securities having an aggregate Liquidation Amount of $100 million against receipt of the aggregate purchase price of such Capital Securities equal to 100% of the Liquidation Amount multiplied by the number of Capital Securities being purchased which amount the Administrative Trustee shall promptly deliver to the Property Trustee.

                  SECTION 2.05. Issuance of the Common Securities; Subscription and Purchase of Junior Subordinated Debt Securities. Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Trust, shall execute or cause to be executed in accordance with
Section 5.02(a) and delivered to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of 3,093 Common Securities having an aggregate Liquidation Amount of $3,093,000 against payment by the Depositor of $3,093,000 minus the amount previously contributed pursuant to Section 2.03. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor Junior Subordinated Debt Securities, registered in the name of the Trust and having an aggregate principal amount equal to $103,093,000, and, in satisfaction of the purchase price for such Junior Subordinated Debt Securities, the Trust shall deliver to the Depositor the sum of $103,093,000.

                  SECTION 2.06. Declaration of Trust. The exclusive purposes and functions of the Trust are to (a) issue and sell Trust Securities, (b) use the proceeds from the sale of Trust Securities to acquire the Junior Subordinated Debt Securities, (c) receive payments to be made with respect to the Junior Subordinated Debt Securities, and (d) engaging in only those other activities necessary, advisable or incidental thereto such as registering the transfer of the Capital Securities and exchanging the Junior Subordinated Debt Securities for

Exchange Junior Subordinated Debt Securities pursuant to the Registration Agreement. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Delaware Business Trust Act.

                  SECTION 2.07. Authorization to Enter into Certain Transactions. (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration of Trust. Subject to the limitations set forth in paragraph (b) of this Section and in accordance with the following provisions (i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Declaration of Trust, and to perform all acts in furtherance thereof, including without limitation, the following:

                  (i) As among the Trustees, each Administrative Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                           (A) the issuance and sale of the Trust Securities;

                           (B) to cause the Trust to enter into, and to execute,
                  deliver and perform on behalf of the Trust, the Purchase Agreement, the Registration Agreement, the Letter of Representations and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                           (C) assisting in the registration of the Capital
                  Securities under the Securities Act of 1933, as amended and under state securities or blue sky laws, and the qualification of this Declaration of Trust as a trust indenture under the Trust Indenture Act;

                           (D) assisting in the listing, if any, of the Capital
                  Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Capital Securities under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                           (E) the sending of notices (other than notices of
                  default) and other information regarding the Trust Securities and the Junior Subordinated Debt Securities to the Securityholders in accordance with this Declaration of Trust;

                           (F) the appointment of a Paying Agent, Transfer Agent
                  and Securities Registrar in accordance with this Declaration of Trust;

                           (G) registering transfer of the Trust Securities in
                  accordance with this Declaration of Trust;

                           (H) to the extent provided in this Declaration of
                  Trust, the winding up of the affairs and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (I) unless otherwise determined by the Depositor, the
                  Property Trustee or the Administrative Trustees or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act to execute on behalf of the Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Declaration of Trust; and

                           (J) the taking of any action incidental to the
                  foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration of Trust for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholders).

                  (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (A) the establishment of the Payment Account;

                           (B) the receipt of the Junior Subordinated Debt
                  Securities;

                           (C) the collection of interest, principal and any
                  other payments made in respect of the Junior Subordinated Debt Securities in the Payment Account;

                           (D) the distribution of amounts owed to the
                  Securityholders in respect of the Trust Securities;

                           (E) the exercise of all of the rights, powers and
                  privileges of a holder of the Junior Subordinated Debt Securities;

                           (F) the sending of notices of default and other
                  information regarding the Trust Securities and the Junior Subordinated Debt Securities to the Securityholders in accordance with this Declaration of Trust;

                           (G) the distribution of the Trust Property in
                  accordance with the terms of this Declaration of Trust;

                           (H) to the extent provided in this Declaration of
                  Trust, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (I) after an Event of Default the taking of any
                  action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration of Trust and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

                           (J) except as otherwise provided in this Section
                  2.07(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.07(a)(i).

                  (b) So long as this Declaration of Trust remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transactions except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Declaration of Trust, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) intentionally take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) invest any proceeds received by the Trust from holding the Junior Subordinated Debt Securities, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration of Trust and of the Trust Securities, (vii) acquire any assets other than the Trust Property,
(viii) possess any power or otherwise act in such a way as to vary the Trust Property, (ix) possess any power or otherwise act in such a way as to vary the terms of the Trust Securities in any way whatsoever (except to the extent expressly authorized in this Declaration of Trust or by the terms of the Trust Securities), (x) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities, or
(xi) other than as provided in this Declaration of Trust or by the terms of the Trust Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Junior Subordinated Debt Securities, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all Junior Subordinated Debt Securities shall be due and payable, or (D) consent to any amendment, modification, or termination of the Indenture or the Junior Subordinated Debt Securities where such consent shall be required unless the Trust shall have received an Opinion of Counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, the Trust will not be classified as a grantor trust for United States federal income tax purposes or the Junior Subordinated Debt Securities will not be classified as indebtedness for such purposes. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                  (c) In connection with the issue and sale of the Trust Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Declaration of Trust are hereby ratified and confirmed in all respects):

                  (i) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Trust Securities, including any amendments thereto;

                 (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Trust Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

                (iii) the preparation for filing by the Trust and execution on behalf of the Trust of an application to the New York Stock Exchange or any other national stock exchange or the NASDAQ National Market for listing upon notice of issuance of any Trust Securities;

                 (iv) the preparation for filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form 8-A relating to the registration of the Trust Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto;

                  (v) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Trust Securities; and

                 (vi) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

                  (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not (i) be deemed to be an "investment company" required to be registered under the Investment Company Act of 1940, as amended, or (ii) fail to be classified as a grantor trust for United States federal income tax purposes and so that the Junior Subordinated Debt Securities will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration of Trust, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the holders of the Trust Securities.

                  SECTION 2.08. Assets of Trust. The assets of the Trust shall consist solely of the Trust Property.

                  SECTION 2.09. Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration of Trust.

                                   ARTICLE III

                                 Payment Account

                  SECTION 3.01. Payment Account. (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration of Trust. All moneys and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein or by applicable law.

                  (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debt Securities. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                   ARTICLE IV

                            Distributions; Redemption

                  SECTION 4.01. Distributions. (a) Distributions on the Trust Securities shall be cumulative and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from December 30, 1996, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Junior Subordinated Debt Securities pursuant to the Indenture, shall be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 1997. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.01(a), a "Distribution Date"). Accrued Distributions that are not paid on the applicable Distribution Date will bear interest on the amount thereof (to the extent permitted by law) at the rate per annum of 8.25% thereof, compounded semi-annually from the relevant Distribution Date.

                  (b) The Trust Securities represent undivided beneficial ownership interests in the Trust Property, and, assuming payments of interest on the Junior Subordinated Dept Securities are made when due (and before giving effect to Additional Distributions, defined below, if applicable), Distributions on the Trust Securities shall be payable at a rate of 8.25% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shall include the Additional Distributions, if any.

                  (c) So long as no Debenture Event of Default has occurred and is continuing, the Depositor has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debt Securities at any time and from time to time for a period not exceeding 10 consecutive semi-annual periods (an "Extension Period"), provided that no Extension Period may extend beyond the Stated Maturity of the Junior Subordinated Debt Securities. As a consequence of any such deferral, semi-annual Distributions on the Trust Securities by the Trust will also be deferred (and the amount of Distributions to which Holders of the Trust Securities are entitled will accumulate additional Distributions thereon at the rate per annum of 8.25% per annum, compounded semi-annually) from the relevant payment date for such Distributions, but not exceeding the interest rate then accruing on the Junior Subordinated Debt Securities. In addition, in the event that a Registration Default (as defined in the Registration Agreement) occurs, additional Distributions shall accumulate on the Trust Securities at a rate of 0.25% per annum of the Liquidation Amount of the Trust Securities from and including the date on which such Registration Default shall occur to but excluding the date on which such Registration Default shall have been cured. The aggregate amount of such additional Distributions payable with respect to the preceding sentence shall not exceed 0.75% per annum (each type of increase in Distribution, described in Section 4.01(c), an "Additional
Distribution").

                  (d) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on-hand and available in the Payment Account for the payment of such Distributions.

                  (e) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders of record as they appear on the Securities Register for the Trust Securities on each June 1 and December 1.

                  SECTION 4.02. Redemption. (a) On each Junior Subordinated Debt Securities Redemption Date and on the Stated Maturity of the Junior Subordinated Debt Securities, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

                  (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall identify the Trust Securities to be redeemed (including CUSIP numbers) and shall state:

                  (i) the Redemption Date;

                 (ii) the applicable Redemption Price, which shall be equal to
         (i) in the case of the repayment of the Junior Subordinated Debt Securities on the Stated Maturity of the Junior Subordinated Debt Securities, the Maturity Redemption Price (equal to the principal of, and accrued but unpaid interest on, the Junior Subordinated Debt Securities) or (ii) in the case of the optional prepayment of the Junior Subordinated Debt Securities, the Optional Redemption Price (equal to the Optional Prepayment Price in respect of the Junior Subordinated Debt Securities). If less than all of the Junior Subordinated Debt Securities are to be repaid or redeemed on a Redemption Date, then the proceeds from such repayment or redemption shall be allocated to the redemption of the Capital Securities and the Common securities on pro rata basis. The amount of premium, if any, paid by the Depositor upon the redemption of the Junior Subordinated Debt Securities to be repaid or redeemed on a Redemption Date shall be allocated to the redemption of the Capital Securities and the Common Securities on a pro rata basis;

                (iii) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and

                 (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that distributions thereon will cease to accrue on and after said date.

                  The Trust in issuing the Trust Securities may use "CUSIP", and/or "private placement" numbers (if then generally in use), and, if so, the Property Trustee shall indicate the "CUSIP" or "private placement" numbers of the Trust Securities in notices or redemption and related materials as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related material. The Depositor shall promptly notify the Property Trustee of any change in such numbers.

                  (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Junior Subordinated Debt Securities. Redemptions of the Trust Securities shall be made and the applicable Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

                  (d) If the Property Trustee gives a notice of redemption in respect of any Trust Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee will, so long as the Capital Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Capital

Securities funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the holders thereof. With respect to Capital Securities held in certificated form, the Property Trustee, subject to Section 4.02(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Capital Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the applicable Redemption Price and any Distribution payable on or prior to the Redemption Date, but without interest, and such Capital Securities will cease to be outstanding. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the applicable Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

                  (e) Payment of the applicable Redemption Price on, and any distributions of Junior Subordinated Debt Securities to holders of, the Trust Securities shall be made to the recordholders thereof as they appear on the

Securities Register for the Trust Securities on the relevant record date, and, with respect to Trust Securities held in certificated form, upon surrender of such certificated Trust Securities to the Paying Agent.

                  (f) Subject to Section 4.03(a), if less than all the outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Capital Securities. The particular Trust Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Trust Securities not previously called for redemption, on a pro rata basis (based upon Liquidation Amounts), by lot or by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or an integral multiple of $1,000 in excess thereof) of the Liquidation Amount of Trust Securities of a denomination larger than $1,000. The Property Trustee shall promptly notify the Security Registrar in writing of the Trust Securities selected for redemption and, in the case of any Trust Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration of Trust, unless the context otherwise requires, all provisions relating to the redemption of Trust Securities shall relate in the case of any Trust Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Trust Securities that has been or is to be redeemed.

                  SECTION 4.03. Subordination of Common Securities. (a) Payment of Distributions (including Additional Distributions, if applicable) on, and the Redemption Price of the Trust Securities, as applicable, shall be made subject to Section 4.02(f), pro rata to the holders of the Common Securities and the Capital Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Distributions, if applicable) on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including

Additional Distributions, if applicable) on all outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or, in the case of payment of the applicable Redemption Price the full amount of such Redemption Price on all Outstanding Capital Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Distributions, if applicable) on, or the Redemption Price of, Capital Securities then due and payable.

                  (b) In the case of the occurrence of any Event of Default resulting from any Debenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Declaration of Trust until the effect of all such Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Declaration of Trust with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Capital Securities and not on behalf of the Holder of the Common Securities, and only the Holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

                  SECTION 4.04. Payment Procedures. In the event Definitive Capital Securities Certificates are issued, payments of Distributions (including Additional Distributions, if applicable) in respect of the Capital Securities shall be made by check mailed to the address of the Person entitled thereto at such address as shall appear on the Securities Register. If the Capital Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securityholder.

                  SECTION 4.05. Tax Returns and Reports. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall

(a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be provided pursuant to the form referenced in clause
(a) hereof. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Administrative Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

                  SECTION 4.06. Payment of Taxes, Duties, etc. of the Trust. Pursuant to Section 10.06 of the Indenture, the Depositor, as borrower, has agreed to, and it shall, promptly pay any taxes, duties or governmental charges of whatever nature (other than United States withholding taxes) imposed on the Trust by the United States or any other taxing authority.

                  SECTION 4.07. Payments Under Indenture. Any amount payable hereunder to any Holder of Capital Securities (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (and Owner) has directly received pursuant to Section 5.08 of the Indenture.


                                    ARTICLE V

                          Trust Securities Certificates

                  SECTION 5.01. Initial Ownership. Upon the formation of the Trust and the contribution by the Depositor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

                  SECTION 5.02. Trust Securities Certificates. (a) The Capital Securities Certificates shall be issued in $100,000 Liquidation Amount (100 Capital Securities) and integral multiples of $1,000 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $1,000 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by the manual or facsimile signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Declaration of Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.05.

                  (b) Upon their original issuance, Capital Securities Certificates representing Rule 144A Capital Securities shall be issued in the form of a Global Capital Securities Certificate registered in the name of Cede & Co. ("Cede") as DTC's nominee and deposited with or on behalf of DTC for credit by DTC to the respective accounts of the Owners thereof (or such other accounts as they may direct). Except as set forth herein, record ownership of the Global Capital Security may be transferred, in whole or in part, only to another nominee of DTC or to a successor of DTC or its nominee.

                  (c) Upon their original issuance, Capital Securities Certificates representing Other Capital Securities shall be issued in definitive form and may not be represented by the Global Security.

                  (d) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

                  SECTION 5.03. Execution and Delivery of Trust, Securities Certificates. At the time of Delivery, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust and delivered to the Property Trustee and upon such delivery the Property Trustee shall countersign and register such Trust Securities Certificates and deliver such Trust Securities Certificates upon the written order of the Depositor, executed by two authorized officers thereof, without further corporate action by the Depositor, in authorized denominations.

                  SECTION 5.04. Global Capital Security. (a) The Global Capital Security issued under this Declaration of Trust shall be registered in the name of Cede as nominee of the Clearing Agency and delivered to such custodian therefor, and such Global Capital Security shall constitute a single Capital Security for all purposes of this Declaration of Trust.

                  (b) Notwithstanding any other provision in this Declaration of Trust, the Global Capital Security may not be exchanged in whole or in part for Capital Securities registered, and no transfer of the Global Capital Security in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Capital Security, Cede, or other nominee thereof unless (i) such Clearing Agency advises the Property Trustee in writing that such Clearing Agency is no longer willing or able to properly discharge its responsibilities as Clearing Agency with respect to such Global Capital Security, and the Depositor is unable to locate a qualified successor, (ii) the Trust at its option advises DTC in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) there shall have occurred and be continuing a Debenture Event of Default.

                  (c) If the Global Capital Security is to be exchanged for Other Capital Securities or cancelled in whole, it shall be surrendered by or on behalf of the Clearing Agency or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article V. If the Global Capital Security is to be exchanged for Other Capital Securities or cancelled in part, or if another Capital Security is to be exchanged in whole or in part for a beneficial interest in the Global Capital Security, then either (i) such Global Capital Security shall be so surrendered for exchange or cancellation as provided in this Article V or (ii) the principal amount thereof shall be reduced, subject to Section 5.02, or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Capital Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of the Global Capital Security by the Clearing Agency, accompanied by registration instructions, the Property Trustee shall, subject to Section 5.04(b) and as otherwise provided in this Article V, authenticate and deliver any Capital Securities issuable in exchange for such Global Capital Security (or any portion thereof) in accordance with the instructions of the Clearing Agency. The Property Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

                  (d) Every Capital Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, the Global Capital Security or any portion thereof, whether pursuant to this Article V or
Article IV or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Capital Security, unless such Global Capital Security is registered in the name of a Person other than the Clearing Agency for such Global Capital Security or a nominee thereof.

                  (e) The Clearing Agency or its nominee, as the registered owner of the Global Capital Security, shall be considered the Holder of the Capital Securities represented by the Global Capital Security for all purposes under this Declaration of Trust and the Capital Securities, and owners of beneficial interests in the Global Capital Security shall hold such interests pursuant to the Applicable Procedures and, except as otherwise provided herein, shall not be entitled to have any of the individual Capital Securities represented by the Global Capital Security registered in their names, shall not receive nor be entitled to receive physical delivery of any such Capital Securities in definitive form and shall not be considered the Holders thereof under this Declaration of Trust. Accordingly, any such owner's beneficial interest in the Global Capital Security shall he shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee. Neither the Property Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Clearing Agency.

                  (f) The rights of owners of beneficial interests in the Global Capital Security shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such owners and the Clearing Agency.

                  SECTION 5.05. Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges; Capital Securities Certificates; Securities Act Legends. (a) The Property Trustee shall keep or cause to be kept at its Corporate Trust Office a register or registers for the purpose of registering Capital Securities Certificates and transfers and exchanges of Capital Securities Certificates in which the registrar and transfer agent with respect to the Capital Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Capital Securities Certificates and Common Securities Certificates (subject to Section 5.11 in the case of Common Securities Certificates) and registration of transfers and exchanges of Capital Securities Certificates as herein provided. Such register is herein sometimes referred to as the "Securities Register." The Property Trustee is hereby appointed "Securities Registrar" for the purpose of registering Capital Securities and transfers of Capital Securities as herein provided. The provisions of Sections 8.01, 8.03 and 8.06 hereunder shall apply to the Property Trustee also in its role as Securities Registrar.

                  Upon surrender for registration of transfer of any Capital security at the offices or agencies of the Property Trustee designated for that purpose, the Depositor shall execute, and authenticate and deliver, in the name of the designated transferee or transferees, one or more new Capital Securities of the same series of any authorized denominations of like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Declaration of Trust.

                  At the option of the Holder, Capital Securities may be exchanged for other Capital Securities of any authorized denominations, of like tenor and aggregate Principal Amount and bearing such restrictive legends as may be required by this Declaration of Trust, upon surrender of the Capital Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, the Property Trustee shall execute and authenticate and deliver the Capital Securities that the Holder making the exchange is entitled to receive.

                  All Capital Securities issued upon any transfer or exchange of Capital Securities shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Declaration of Trust, as the Capital Securities surrendered upon such transfer or exchange.

                  Every Capital Security presented or surrendered for transfer or exchange shall (if so required by the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any transfer or exchange of Capital Securities, but the Property, Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Capital Securities.

                  Neither the Trust nor the Property Trustee shall be required, pursuant to the provisions of this Section, (i) to issue, register the transfer of or exchange any Capital Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Capital Securities pursuant to Article IV and ending at the close of business on the day of such mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Capital Security so selected for redemption in whole or in part, except, in the case of any such Capital Security to be redeemed in part, any portion thereof not to be redeemed.

                  The Capital Securities will be issued, and may be transferred, only in blocks having a Liquidation Amount of not less than $100,000. Any transfer, sale or other disposition of Capital Securities in a block having a Liquidation Amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be the Holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital

Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

                  (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Declaration of Trust, transfers and exchanges of Capital Securities and beneficial interests in a Global Capital Security shall be made only in accordance with this Section 5.05(b).

                  (i) Non-Global Restricted Capital Security to Global Security. If the Holder of a Restricted Capital Security (other than the Global Security) wishes at any time to transfer all or any portion of such Capital Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Global Security, such transfer may be effected only in accordance with the provisions of this Clause
         (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Capital Security as provided in
         Section 5.05(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Global Security in a specified principal amount not greater than the principal amount of such Capital Security to be credited to a specified Clearing Agency Participant's account and (B) a Restricted Capital Securities Certificate duly executed by such Holder or such Holder's attorney duly authorized in writing, then the Securities Registrar shall cancel such Capital Security (and issue a new Capital Security in respect of any untransferred portion thereof) as provided in Section 5.01(a) and increase the aggregate principal amount of the Global Capital Security by the specified principal amount as provided in Section 5.04(c).

                 (ii) Non-Global Security to Non-Global Security. A Capital Security that is not a Global Capital Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Capital Security that is not a Global Security as provided in Section 5.05(a) provided that if the Capital Security to be transferred in whole or in part is a Restricted Capital Security, the Securities Registrar shall have received a Restricted Securities Certificate duly executed by the transferor Holder or such Holder's attorney duly authorized in writing.

                (iii) Exchanges Between Global Capital Security and Non-Global Capital Security. A beneficial interest in the Global Capital Security may be exchanged for a Capital Security that is not a Global Capital Security as provided in Section 5.04.

                 (iv) Certain Initial Transfers of Non-Global Capital Securities. In the case of Capital Securities initially issued other than in global form, an initial transfer or exchange of such Capital Securities that does not involve any change in beneficial ownership may be made to an Institutional Accredited Investor or Investors as if such transfer or exchange were not an initial transfer or exchange; provided that written certification shall be provided by the transferee and transferor of such Securities to the Securities Registrar that such transfer or exchange does not involve a change in beneficial ownership.

                  (v) Limitations Relating to Principal Amount. Notwithstanding any other provision of this Declaration of Trust and unless otherwise specified as permitted by this Declaration of Trust, Capital Securities or portions thereof may be transferred or exchanged only in principal amounts of not less than $100,000. Any transfer, exchange or other disposition of Capital Securities in contravention of this Section 5.05(b)(v) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Capital Securities for any purpose, including but not limited to the receipt of interest payable on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

                  (c) Restricted Securities Legend. Except as set forth below, all Capital Securities shall bear a Restricted Capital Securities Legend:

                  (i) subject to the following Clauses of this Section 5.05(c), a Capital Security or any portion thereof that is exchanged, upon transfer or otherwise, for a Global Capital Security or any portion thereof shall bear the Restricted Capital Securities Legend while represented thereby;

                 (ii) subject to the following Clauses of this Section 5.05(c), a new Capital Security which is not a Global Capital Security and is issued in exchange for another Capital Security (including a Global Capital Security) or any portion thereof, upon transfer or otherwise, shall, if such new Capital Security is required to be issued in the form of a Restricted Capital Security, bear a Restricted Capital Securities Legend;

                (iii) a new Capital Security (other than a Global Capital Security) that does not bear a Restricted Capital Securities Legend may be issued in exchange for or in lieu of a Restricted Capital Security or any portion thereof that bears such a legend if, in the Depositor's judgment, placing such a legend upon such new Capital Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Property Trustee, at the written direction of the Trust in the form of an Officers' Certificate, shall authenticate and deliver such a new Capital Security as provided in this Article V;

                 (iv) notwithstanding the foregoing provisions of this Section 5.05(c), a Successor Capital Security of a Capital Security that does not bear a Restricted Capital Securities Legend shall not bear such form of legend unless the Depositor has reasonable cause to believe that such Successor Capital Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Property Trustee, at the written direction of the Trust in the form of an Officers' Certificate, shall authenticate and deliver a new Capital Security bearing a Restricted Capital Securities Legend in exchange for such Successor Capital Security as provided in this Article V; and

                  (v) Trust Securities distributed to holder of Capital Securities upon dissolution of the Trust shall bear a Restricted Capital Securities Legend if the Capital Securities so held bear a similar legend.

                  SECTION 5.06. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. Provided Definitive Capital Securities Certificates are issued, if (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

                  SECTION 5.07. Persons Deemed Securityholders. The Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities are issued as the owner of such Trust Securities for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

                  SECTION 5.08. Access to List of Securityholders' Names and Addresses. Each Owner of a Trust Securities acknowledges that the Depositor, the Property Trustee, the Delaware Trustee or the Administrative Trustees may from time to time make reasonable use of information consisting of such Owner's name and address, including the furnishing of a list of such names and addresses as contemplated hereunder, and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 5.09. Maintenance of Office or Agency; Transfer Agent. The Administrative Trustees shall maintain an office or offices or agency or agencies where Definitive Capital Securities Certificates, if issued, may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities may be served. The Administrative Trustees initially designate The Bank of New York, 101 Barclay Street, 21st Floor West, New York, NY 10286,
Attention: Corporate Trust Trustee Administration, as its corporate trust office for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency. The Bank shall act as initial transfer agent for the Trust Securities.

                  SECTION 5.10. Appointment of Paying Agent. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove any Paying Agent if such Administrative Trustees determine in their sole discretion that such Paying Agent shall have failed to perform its obligations under this Declaration of Trust in any material respect. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank, and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such

Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Declaration of Trust to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  SECTION 5.11. Ownership of Common Securities by Depositor. At each Time of Delivery, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Depositor into another corporation, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Section 8.01 of the Indenture, any attempted transfer of the Common Securities shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE".

                  SECTION 5.12. Notices to Clearing Agency. To the extent that a notice or other communication to the Holders is required under this Declaration of Trust, for so long as Capital Securities are represented by a Global Securities Certificate, the Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to give duplicates thereof to the Owners.

                  SECTION 5.13. Rights of Securityholders. (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the undivided beneficial ownership interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration of Trust. The Trust Securities shall have no preemptive or singular rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  (b) For so long as any Capital Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Junior Subordinated Debt Securities fail to declare the principal amount of all of the Junior Subordinated Debt Securities to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Capital Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee with a copy to the Property Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Junior Subordinated Debt Securities shall become immediately due and payable; provided that the payment of principal and interest on such Junior Subordinated Debt Securities shall remain subordinated to the extent provided in the Indenture.

                  At any time after such a declaration of acceleration with respect to the Junior Subordinated Debt Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, the Holders of a majority in Liquidation Amount of the Capital Securities, by written notice to the Property Trustee, the Depositor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay

                           (A) all overdue installments of interest (including
                  any Additional Interest (as defined in the Indenture)) on all of the Junior Subordinated Debt Securities,

                           (B) the principal of (and premium, if any, on) any
                  Junior Subordinated Debt Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Junior Subordinated Debt Securities, and

                           (C) all sums paid or advanced by the Debenture
                  Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel; and

                 (ii) all Events of Default with respect to the Junior Subordinated Debt Securities, other than the non-payment of the principal of the Junior Subordinated Debt Securities which has become due solely by such acceleration, have been cured or waived as provided in Section 5.13 of the Indenture.

                  If the Property Trustee fails to annul any such declaration and waive such default, the Holders of Capital Securities representing at least 50% of the aggregate Liquidation Amount of all the Outstanding Capital Securities shall also have the right to rescind and annul such declaration and its consequences by written notice to the Depositor, the Property Trustee and the Debenture Trustee, subject to the satisfaction of the conditions set forth in Clause (i) and (ii) of this Section 5.13(b).

                  The Holders of a majority in aggregate Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each Junior Subordinated Debt Securities. No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Capital Securities all or part of which is represented by Global Capital Securities, a record date shall be established for determining Holders of Outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that, unless such acclamation of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90 day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.13(b).

                  (c) For so long as any Capital Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration of Trust and the Indenture, upon a Debenture Event of Default specified in Section 5.01(1) or 5.01(2) of the Indenture, any Holder of Capital Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Section 5.08 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Junior Subordinated Debt Securities having a principal amount equal to the Liquidation Amount of the Capital Securities of such Holder (a "Direct Action"). Except as set forth in Sections 5.13(b) and 5.13(c), the Holders of Capital Securities shall have no right to exercise directly any right or remedy available to the holders or, or in respect of, the Junior Subordinated Debt Securities.

                  (d) A Securityholder may institute a legal proceeding directly against the Guarantor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Trust or any person or entity.

                                   ARTICLE VI

                    Acts of Securityholders; Meetings; Voting

                  SECTION 6.01. Limitations on Capital Securityholder's Voting Rights. (a) Except as provided in this Declaration of Trust and in the Indenture and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Capital Securityholders from time to time as partners or members of an association. Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the vote of the Common Securityholder. The right to vote to appoint, remove or replace the Administrative Trustees is vested exclusively in the Depositor as the holder of the Common Securities.

                  (b) So long as any Junior Subordinated Debt Securities are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Property Trustee with respect to such Junior Subordinated Debt Securities, (ii) waive any past default which is waivable under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debt Securities shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debt Securities, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a majority in aggregate Liquidation Amount of all Outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each Holder of Junior Subordinated Debt Securities affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities, except by a subsequent vote of the Holders of Capital Securities. The Property Trustee shall notify all Holders of the Capital Securities of any notice of default received from the Debenture Trustee with respect to the Junior Subordinated Debt Securities. In addition to obtaining the foregoing approvals of the Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes on account of such action.

                  (c) If any proposed amendment to the Declaration of Trust provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the interests, powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration of Trust or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration of Trust, then the Holders of Outstanding Trust Securities as a class will be entitled to vote on such amendment or proposal.

                  SECTION 6.02. Notice of Meetings. Notice of all meetings of the Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.09 to each Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

                  SECTION 6.03. Meetings of Securityholders. No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Securityholders of record of 25% of the Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Securityholders to vote on any matters as to which Securityholders are entitled to vote.

                  Securityholders of record of 50% of the Outstanding Securities (based upon their Liquidation Amount), present in person or represented by proxy, shall constitute a quorum at any meeting of Securityholders.

                  If a quorum is present at a meeting, an affirmative vote by the Securityholders of record present, in person or by proxy, holding more than a majority of the Securities (based upon their Liquidation Amount) held by the Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Declaration of Trust requires a greater number of affirmative votes.

                  SECTION 6.04. Voting Rights. Securityholders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

                  SECTION 6.05. Proxies, etc. At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy; provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

                  SECTION 6.06. Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust) shall consent to the action in writing.

                  SECTION 6.07. Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration of Trust, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

                  SECTION 6.08. Acts of Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration of Trust to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration of Trust and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be provided by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

                  The ownership of Trust Securities shall be proved by the Securities Registrar.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

                  Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

                  If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

                  A Holder may institute a legal proceeding directly against the Depositor under the Guarantee Agreement to enforce its rights under the Guarantee Agreement without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee Agreement), the Trust, any Trustee or any person or entity.

                  SECTION 6.09. Inspection of Records. Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   ARTICLE VII

                         Representations and Warranties

                  SECTION 7.01. Representations and Warranties of the Property Trustee and the Delaware Trustee. The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

                  (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of New York, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of this Declaration of Trust.

                  (b) The execution, delivery and performance by the Property Trustee of the Declaration of Trust has been duly authorized by all necessary corporate action on the part of the Property Trustee; and the Declaration of Trust has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) The execution, delivery and performance of the Declaration of Trust by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee.

                  (d) At the Closing Date, the Property Trustee has not knowingly created any liens or encumbrances on such Trust Securities.

                  (e) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration of Trust.

                  (f) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration of Trust.

                  (g) The execution, delivery and performance by the Delaware Trustee of the Declaration of Trust has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and the Declaration of Trust has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' right generally and to general principles of equity and the discretion of the court regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (h) The execution, delivery and performance or the Declaration of Trust by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

                  (i) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration of Trust.

                  (j) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                  SECTION 7.02. Representations and Warranties of Depositor. The Depositor hereby represents and warrants for the benefit of the Securityholders that:

                  (a) the Trust Securities Certificates issued at the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration of Trust, and the Securityholders will be, as of each such date, entitled to the benefits of this Declaration of Trust; and

                  (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Declaration of Trust.


                                  ARTICLE VIII

                                  The Trustees

                  SECTION 8.01. Certain Duties and Responsibilities. (a) The duties and responsibilities of the Trustees shall be as provided by this Declaration of Trust and, in the case of the Property Trustee, by the Trust Indenture Act; provided, however, that the Property Trustee shall not be subject to the provisions of the Trust Indenture Act until such time as this Declaration of Trust becomes qualified under the Trust Indenture Act upon the effectiveness of a registration statement pursuant to the Registration Agreement. Notwithstanding the foregoing, no provisions of this Declaration of Trust shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Declaration of Trust relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Article. Nothing in this Declaration of Trust shall be construed to release an Administrative Trustee from liability for his own grossly negligent action, his own grossly negligent failure to act, or his own wilful misconduct. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this

Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

                  (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration of Trust or, in the case of the Property Trustee, in the Trust Indenture Act, if applicable.

                  (c) No provision of this Declaration of Trust shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

                  (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                 (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration of Trust;

                (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Junior Subordinated Debt Securities and the Payment Account shall be to deal with such Property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the projections and limitations on liability afforded to the Property Trustee under this Declaration of Trust and the Trust Indenture Act;

                 (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section
         3.01 and except to the extent otherwise required by law; and

                  (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Declaration of Trust nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

                  SECTION 8.02. Events of Default Notices; Deferral of Interest Payment Notices. Within fifteen Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in
Section 10.09, notice of such Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived. The Depositor and the Administrative Trustees are required to file annually with the Property Trustee a certificate as to whether or not they are in compliance with all the conditions and covenants applicable to them under the Declaration of Trust.

                  Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Junior Subordinated Debt Securities pursuant to the Indenture, the Administrative Trustee shall transmit, in the manner and to the extent provided in Section 10.09, notice of such exercise to the Securityholders and the Property Trustee, unless such exercise shall have been revoked.

                  SECTION 8.03. Certain Rights of Property Trustee. Subject to the provisions of Section 8.01:

                  (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) if (i) in performing its duties under this Declaration of Trust the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions of this Declaration of Trust the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein (iii) the Property Trustee is unsure of the application of any Provision of this Declaration of Trust, then, except as to any matter as to which the Securityholders are entitled to vote under the terms of this Declaration of Trust, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration of Trust as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or wilful misconduct;

                  (c) any direction or act of the Depositor or the Administrative Trustee contemplated by this Declaration of Trust shall be sufficiently evidenced by an Officers' Certificate;

                  (d) whenever in the administration of this Declaration of Trust, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees.

                  (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                  (f) the Property Trustee may consult with counsel of its selection (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice, such counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration of Trust from any court of competent jurisdiction;

                  (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration of Trust at the request or direction of any of the Securityholders pursuant to this Declaration of Trust, unless such Securityholders shall have offered to the Property Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Securityholders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (i) the Property Trustee may execute any of its trusts or powers hereunder or perform any of its duties hereunder either directly or by or through its agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of or for the supervision of any such agent or attorney appointed by it with due care hereunder;

                  (j) whenever in the administration of this Declaration of Trust the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with instructions;

                  (k) except as otherwise expressly provided by this Declaration of Trust, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration of Trust;

                  (l) when the Property Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally; and

                  (m) the Property Trustee shall not be charged with knowledge or an Event of Default unless a Responsible

         Officer of the Property Trustee obtains actual knowledge of such event or the Property Trustee receives written notice of such event from Securityholders holding at least 25%, of the Outstanding Trust Securities (based upon Liquidation Amount).

                  No provision of this Declaration of Trust shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  SECTION 8.04. Not Responsible for Recitals. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Junior Subordinated Debt Securities.

                  SECTION 8.05. May Hold Securities. Except as provided in the definition of the term "Outstanding" in Article I, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.08 and 8.13, may otherwise deal with the Trust with the same rights it would if it were not a Trustee or such other agent.

                  SECTION 8.06. Compensation, Indemnity, Fees. Pursuant to
Section 10.06 of the Indenture, the Depositor, as borrower, agrees:

                  (a) to pay to the Trustees from time to time such compensation as shall be agreed upon in writing between the Depositor and the Trustees for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration of Trust (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or wilful misconduct;

                  (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates, (referred to herein as an "Indemnified Person") from and against any and all loss, damage, claim, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust in connection with the acceptance and administration of the Trusts hereunder and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration of Trust, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or wilful misconduct with respect to such acts or omissions; and

                  (d) to the fullest extent permitted by applicable law, to advance expenses (including legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand action, suit or proceeding upon receipt by the Depositor of (i) a written affirmation by or on behalf of the Indemnified Person of its or his good faith belief that it or he has met the standard of conduct set forth in this Section 8.06 and (ii) an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined by a court of competent jurisdiction that the Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

                  The provisions of this Section 8.06 shall survive the termination of this Declaration of Trust or the earlier resignation or removal of any Trustee.

                  No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.06.

                  The Depositor and any Trustee (in the case of the Property Trustee, subject to Section 8.08 hereof) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and none of the Trust, the Holders of Trust Securities, the Depositor or any such Trustee shall have any rights by virtue of this Declaration of Trust in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Depositor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

                  SECTION 8.07. Corporate Property Trustee Required; Eligibility of Trustees. (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50 million. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article; provided, however, that the Property Trustee need not qualify under the Trust Indenture Act until such time as this Declaration of Trust is qualified under the Trust Indenture Act.

                  (b) There shall at all times be one or more Administrative Trustees hereunder. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

                  (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

                  SECTION 8.08. Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration of Trust.

                  SECTION 8.09. Co-Trustees and Separate Property Trustee. Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Administrative Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Administrative Trustees, the Depositor shall for such purpose join with the Administrative Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

                  Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                  (a) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

                  (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

                  (e) The Property Trustee shall not be required to supervise any co-trustee or separate trustee nor shall it be liable by reason of any act of a co-trustee or separate trustee or any employees or agents of a co-trustee or separate trustee.

                  (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                  SECTION 8.10. Resignation and Removal; Appointment of Successor. No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

                  Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Common Securityholder. If a Debenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Holders of a majority in Liquidation Amount of the Outstanding Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by Act of the Common Securityholder at any time.

                  If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees and the retiring Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Debenture Event of Default shall have occurred and be continuing, the Capital Securityholders, by Act of the Capital Securityholders of a majority in Liquidation Amount of the Capital Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If an Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee, at a time when a Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the Administrative Trustee, shall promptly appoint a successor Administrative Trustee or Administrative Trustees and such successor Administrative Trustee or Trustees shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Common Securityholder or the Capital Securityholders and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 60 days after such removal, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.08 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

                  Notwithstanding the foregoing or any other provision of this Declaration of Trust, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of remaining Administrative Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or Delaware Trustee, as the case may be, set forth in Section 8.07).

                  SECTION 8.11. Acceptance of Appointment by Successor. In the case of the appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee any instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with the rights, powers, trusts and duties of the retiring Trustee, but, on the request of the Depositor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and if the Property Trustee is the resigning Trustee the Property Trustee shall duly assign, transfer and deliver to the successor Property Trustee all Trust Property and money held by such retiring Property Trustee hereunder.

                  In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration of Trust as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees if the same trust and that each such Relevant Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Relevant Trustee; and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

                  Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                  No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

                  SECTION 8.12. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  SECTION 8.13. Preferential Collection of Claims Against Depositor or Trust. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute to same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

                  Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 8.14. Reports by Property Trustee. (a) The Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Declaration of Trust as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

                  (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing with July 15, 1997.

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each securities exchange upon which the Capital Securities are listed and also with the Commission. The Depositor will promptly notify the Property Trustee whenever the Capital Securities are listed on any securities exchange.

                  SECTION 8.15. Reports to the Property Trustee. Upon qualification of this Indenture under the Trust Indenture Act, the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

                  SECTION 8.16. Evidence of Compliance with Conditions Precedent. Upon qualification of this Indenture under the Trust Indenture Act, each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this

Declaration of Trust that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

                  SECTION 8.17. Number of Trustees. (a) The number of Trustees shall be four; provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

                  (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filed with a Trustee appointed in accordance with Section 8.10.

                  (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustee shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other Provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration of Trust.

                  SECTION 8.18. Delegation of Power. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) The Administrative Trustee shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration of Trust, as set forth herein.


                                   ARTICLE IX

                       Termination, Liquidation and Merger

                  SECTION 9.01. Termination Upon Expiration Date; Termination Upon Tax Event or Capital Treatment Event. (a) Unless earlier terminated, the Trust shall automatically terminate on December 29, 2050 (the "Expiration Date"), following the distribution of the Trust Property in accordance with
Section 9.04.

                  (b) If a Tax Event or a Capital Treatment Event in respect of the Trust shall occur and be continuing, the Depositor may, at its option and subject to receipt of prior approval of the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve, terminate the Trust and distribute the Junior Subordinated Debt Securities to the Holders of the Trust Securities at any time within 90 days of the occurrence of such Tax Event or a Capital Treatment Event, as the case may be, and, if such Tax Event or Capital Treatment Event, as the case may be, continues notwithstanding the taking of such actions, to prepay the Junior Subordinated Debt Securities in whole, but not in part, in the case of a redemption prior to December 15, 2006, at a redemption price (the "Event Prepayment Price") equal to the Make-Whole Amount plus accrued interest to but excluding the date fixed for redemption; provided, however, that following such distribution of the Junior Subordinated Debt Securities or pursuant to Section 9.02(b), the Depositor agrees to use its best efforts to maintain any ratings of such Junior Subordinated Debt Securities by any nationally recognized rating agency for so long as any such Junior Subordinated Debt Securities are outstanding. The "Make-Whole Amount" will be equal to the greater of (i) 100% of the principal amount of such Junior Subordinated Debt Securities and (ii) as determined by a Quotation Agent, the sum of the present values of the principal amount and premium payable as part of the Optional Prepayment Price (as defined in the Indenture) with respect to an optional redemption of such Junior Subordinated Debt Securities on December 15, 2006, together with the present values of scheduled payments of interest from the redemption date to December 15, 2006 (the

"Remaining Life"), in each case discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate. In the case of a redemption on or after December 15, 2006 following a Tax Event or a Capital Treatment Event, the Event Prepayment Price shall equal the Optional Prepayment Price then applicable to a redemption as described in the Indenture.

                  SECTION 9.02. Early Termination. The first to occur of any of the following events is an "Early Termination Event":

                  (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor or the Holder of the Common Securities;

                  (b) the written direction to the Property Trustee from the Holder of the Common Securities at any time (which direction is optional and wholly within the discretion of the Holder of the Common Securities (including upon the occurrence and continuation of a Tax Event or a Capital Treatment Event in respect of the Trust)) to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, distribute a Like Amount of the Junior Subordinated Debt Securities to Securityholders in exchange for the Capital Securities;

                  (c) the redemption of all of the Trust Securities in connection with the redemption of all the Junior Subordinated Debt Securities (including upon the occurrence and continuation of a Tax Event or a Capital Treatment Event pursuant to Section 11.07(b) of the Indenture); and

                  (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

                  SECTION 9.03. Termination. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the payment of any expenses owed by the Trust, (b) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.02, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities, and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

                  SECTION 9.04. Liquidation. (a) If an Early Termination Event specified in clause (a), (b) or (d) of Section 9.02 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Junior Subordinated Debt Securities, subject to
Section 9.04(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 90 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                  (i) state the Liquidation Date (which in the case of any liquidation following the occurrence of a Tax Event shall not be more than 90 days following such occurrence);

                 (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debt Securities; and

                (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debt Securities, or if Section 9.04(d) applies receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

                  (b) Except where Section 9.02(c) or 9.04(d) applies, in order to effect the liquidation of the Trust and distribution of the Junior Subordinated Debt Securities to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debt Securities in exchange for the Outstanding Trust Securities Certificate.

                  (c) Except where Section 9.02(c) or 9.04(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Junior Subordinated Debt Securities will be issued to holders of Trust Securities, upon surrender of such certificates to the Administrative Trustees or their agent for exchange,
(iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debt Securities accruing interest at the rate provided for in the Junior Subordinated Debt Securities from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (or until such certificates are so surrendered, no payments of interest or principal will be made to the Holders of Trust Securities Certificates with respect to such Junior Subordinated Debt Securities) and (iv) all rights Securityholders holding Trust Securities will cease, except the right of such securityholders to receive Junior Subordinated Debt Securities upon surrender of Trust Securities Certificates.

                  (d) In the event that, notwithstanding the other provisions of this Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior Subordinated Debt Securities in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the

Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Capital Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities. Any such determination and liquidation by the Property Trustee shall be conclusive upon the Securityholders and the Property Trustee shall have no liability in connection therewith.

                  SECTION 9.05. Mergers, Consolidations, Amalgamations or Replacements of the Trust. The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 9.05. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Capital Securities, the Property Trustee or the Delaware Trustee, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, however, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Capital Securities or (b) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Junior Subordinated Debt Securities, (iii) the Successor Securities are listed or traded, or any Successor Securities will be listed or traded upon notification of issuance, on any national securities exchange or other organization on which the Capital Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Capital Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Capital Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act and (viii) the Depositor or any permitted successor or assign owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.


                                    ARTICLE X

                            Miscellaneous Provisions

                  SECTION 10.01. Limitation of Rights of Securityholders. The death or incapacity of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration of Trust, nor entitle the legal representatives or heirs of such person or any Securityholder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  SECTION 10.02. Liability of the Common Securityholder. The Holder of the Common Securities shall be liable for all the debts and obligations of the Trust (other than with respect to the Capital Securities) to the extent not satisfied out of the Trust's assets.

                  SECTION 10.03. Amendment. (a) This Declaration of Trust may be amended from time to time by the Property Trustee, the Administrative Trustees and the Depositor, without the consent of any Securityholders (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration of Trust, which shall not be inconsistent with the other provisions of this Declaration of Trust; (ii) to modify, eliminate or add to any provisions of this Declaration of Trust to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act; or (iii) to modify, correct or supplement in any respect the provisions relating to the exchange of the Trust Securities for identical securities pursuant to the Registration Rights Agreement; provided, however, that in the case of clauses
(i) and (iii), such action shall not adversely affect in any material respect the interests of any Securityholder, and any amendments of this Declaration of Trust shall become effective when notice thereof is given to the Securityholders.

                  (b) Except as provided in Section 10.03(c) hereof, any provision of this Declaration of Trust may be amended by the Trustees and the Depositor with (i) the consent of Trust Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an investment company under the 1940 Act.

                  (c) In addition to and notwithstanding any other provision in this Declaration of Trust, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.08 hereof), this Declaration of Trust may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date. Notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.03 or 6.08 hereof), this paragraph (c) of this Section 10.02 may not be amended.

                  (d) Notwithstanding any other provisions of this Declaration of Trust, no Trustee shall enter into or consent to any amendment to this Declaration of Trust which would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified as a grantor trust for United States federal income tax purposes.

                  (e) Notwithstanding anything in this Declaration of Trust to the contrary, without the consent of the Depositor this Declaration of Trust may not be amended in a manner which imposes any additional obligation on the Depositor.

                  (f) Notwithstanding any other provision of this Declaration of Trust, no amendment to this Declaration of Trust may be made if, as a result of such amendment, it would cause the Trust to fail to be classified as a grantor trust for United States federal income tax purposes.

                  (g) In the event that any amendment to this Declaration of Trust is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

                  (h) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration of Trust which affects its own rights, duties or immunities under this Declaration of Trust or would otherwise expose the Property Trustee to any liability or be contrary to applicable law. The Property Trustee shall be entitled to receive an Opinion of Counsel and an

Officers' Certificate stating that any amendment to this Declaration of Trust is in compliance with this Declaration of Trust.

                  SECTION 10.04. Separability. In case any provision in this Declaration of Trust or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 10.05. Governing Law. This Declaration of Trust and the rights and obligations of each of the Securityholders, the Trust and the Trustees with respect to this Declaration of Trust and the Trust Securities shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its conflict of laws principles. The provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code shall not apply to this Trust.

                  SECTION 10.06. Payments Due on Non-Business Day. If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.01(a) and 4.02(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

                  SECTION 10.07. Successors. This Declaration of Trust shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article VI of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

                  SECTION 10.08. Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Declaration of Trust.

                  SECTION 10.09. Reports, Notices and Demands. Any report, notice, demand or other communication which by any provision of this Declaration of Trust is required or permitted to be given or served to or upon any

Securityholder or the Depositor may be given or served in writing by deposit thereof, first class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Capital Securityholder, to such Capital Securityholder as such Securityholder's name and address may appear on the Securities Register, and (b) in the case of the Common Securityholder or the Depositor, to Bancorp Hawaii, Inc., 130 Merchant Street, Honolulu, HI 96813, Attention: Office of the Secretary, facsimile no.: (808) 538-4007. Any notice to Capital Securityholders may also be given to such owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

                  Any notice, demand or other communication which by any provision of this Declaration of Trust is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to The Bank of New York, 101 Barclay Street, 21st Floor West, New York, NY 10286, Attention: Corporate Trust Trustee Administration; (b) with respect to the Delaware Trustee to The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711, Attention: Corporate Trust Department; and
(c) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention: Office of the Secretary". Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

                  SECTION 10.10. Agreement Not to Petition. Each of the Trustees and the Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any

Bankruptcy Laws. In the event the Depositor takes action in violation of this
Section 10.10, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section
10.09 shall survive the termination of this Declaration of Trust.

                  SECTION 10.11. Trust Indenture Act; Conflict with Trust Indenture Act. This Declaration of Trust will not be qualified under the Trust Indenture Act except upon the effectiveness of a registration statement and the consummation of an exchange offer pursuant to the Registration Rights Agreement. By its terms, however, this Declaration of Trust incorporates certain provisions of the Trust Indenture Act. Upon the consummation of an exchange offer pursuant to the Registration Rights Agreement, clauses (a), (b), (c) and (d), below, shall apply to this Declaration of Trust.

                  (a) This Declaration of Trust is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration of Trust and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

                  (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Declaration of Trust by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this

Declaration of Trust modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration of Trust as so modified or excluded, as the case may be.

                  (d) The application of the Trust Indenture Act to this Declaration of Trust shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                  SECTION 10.12. Acceptance of Terms of Declaration of Trust, Guarantee and Indenture. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.


                                        BANCORP HAWAII, INC., as Depositor

                                          by
                                             -----------------------------
                                             Name:
                                             Title:


                                        THE BANK OF NEW YORK, as Property
                                        Trustee

                                          by
                                             -----------------------------
                                             Name:
                                             Title:

                                        THE BANK OF NEW YORK (DELAWARE), as
                                        Delaware Trustee and not in its
                                        individual capacity

                                          by
                                             -----------------------------
                                             Name:
                                             Title:


                                          by
                                             -----------------------------
                                             Name:
                                             Title: Administrative Trustee


                                          by
                                             -----------------------------
                                             Name:
                                             Title: Administrative Trustee

                                                                       EXHIBIT A




                             CERTIFICATE OF TRUST OF
                         BANCORP HAWAII CAPITAL TRUST I

The undersigned, the trustees of Bancorp Hawaii Capital Trust I, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C.
Section 3801 hereby certify as follows:

                  1. Name. The name of the business trust formed hereby is Bancorp Hawaii Capital Trust I.

                  2. Delaware Trustee. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware are as follows: The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

                  3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

                  [4. Duration. The Trust created hereby shall terminate on December __, 2050.]


                                        Dated: December ___, 1996

                                        THE BANK OF NEW YORK (DELAWARE), not in
                                        its individual capacity but solely as
                                        trustee

                                          by
                                             ----------------------------------
                                             Name:
                                             Title:


                                        [               ], not in his individual
                                        capacity but solely as trustee



                                        ---------------------------------------

                                        [            ], not in his individual
                                        capacity but solely as trustee



                                        ---------------------------------------

                                                                       EXHIBIT B




[IF TRANSFER OF THE CAPITAL SECURITY WILL BE RESTRICTED, INSERT--

         THE CAPITAL SECURITIES EVIDENCED HEREBY AND ANY JUNIOR SUBORDINATED DEBT SECURITIES ISSUABLE IN CONNECTION THEREWITH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT, (1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS. SECURITIES OWNED BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM AND MAY NOT BE TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS, AS PROVIDED IN THE DECLARATION OF TRUST REFERRED TO BELOW. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THE CAPITAL SECURITIES OR ANY JUNIOR SUBORDINATED DEBT SECURITIES DISTRIBUTABLE TO HOLDERS OF THE CAPITAL SECURITIES.]

                  [IF THE CAPITAL SECURITIES CERTIFICATE IS TO BE A GLOBAL SECURITIES CERTIFICATE, INSERT--This Capital Securities Certificate is a Global Capital Securities Certificate within the meaning of the Declaration of Trust hereinafter referred to and is registered in the name of a Depositary or a nominee of the Depositary. This Capital Securities Certificate is exchangeable for Capital Securities Certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration of Trust and no transfer of this Capital Securities Certificate (other than a transfer of this Capital Securities Certificate as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Declaration of Trust.

                  Unless this Capital Securities Certificate is presented by an authorized representative of The Depository Trust Company ("DTC")(55 Water Street, New York) to Bancorp Hawaii Capital Trust I or its agent for registration of transfer, exchange or payment, and any Capital Securities Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

The Capital Securities are issued, any may be transferred, only in blocks having a Liquidation Amount of not less than $100,000. Any transfer, sale or other disposition of Capital Securities in a block having a Liquidation Amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be the Holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

                  NO EMPLOYEE BENEFIT OR OTHER PLAN OR INDIVIDUAL RETIREMENT ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THIS CAPITAL SECURITIES CERTIFICATE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE OR HOLDING IS COVERED BY THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, 95-60, 91-38, 90-1 OR 84-14. ANY PURCHASER OR HOLDER OF THIS CAPITAL SECURITIES CERTIFICATE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF THAT EITHER (A) THE PURCHASER AND HOLDER ARE NOT A PLAN OR A PLAN ASSET ENTITY AND IS NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY PLAN, OR (B) THE PURCHASE AND HOLDING OF THE CAPITAL SECURITIES IS COVERED BY THE EXEMPTIVE RELIEF PROVIDED BY PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14.

CERTIFICATE NUMBER                                  NUMBER OF CAPITAL SECURITIES

                                CUSIP NO. [      ]
                    CERTIFICATE EVIDENCING CAPITAL SECURITIES
                                       OF
                         BANCORP HAWAII CAPITAL TRUST I
                       8.25% CAPITAL SECURITIES, SERIES A
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)


                  Bancorp Hawaii Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that __________ (the "Holder") is the registered owner of _________ ( ) capital securities of the Trust representing an undivided beneficial interest in the assets of Trust and has designated the Bancorp Hawaii Capital Trust I 8.25% Capital Securities, Series A (Liquidation Amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.05 of the Declaration of Trust (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities presented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of December 30, 1996, as the same may be amended from time to time (the "Declaration of Trust") including the designation of the terms of Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Bancorp Hawaii, Inc., a Hawaii corporation, and The Bank of New York, as Guarantee Trustee, dated as of December 30, 1996, (the "Guarantee Agreement"), to the extent provided therein. The Trust will furnish a copy of the Declaration of Trust and the Guarantee Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to benefits thereunder.


                  IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this Certificate this 30th day of December, 1996.

                                        BANCORP HAWAII CAPITAL TRUST I

                                          by
                                             -----------------------------------
                                             Name:
                                             Title: Administrative Trustee


                                        COUNTERSIGNED AND REGISTERED:

                                        THE BANK OF NEW YORK, as Transfer Agent
                                        and Registrar

                                          by
                                             -----------------------------------
                                                    Authorized Signatory

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:


--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Insert address and zip code of assignee)


and irrevocably appoints
                         -------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:
       ----------

Signature
          ----------------------------------------------------------------------
          (Sign exactly as your name appears on the other side of this Capital Security Certificate)


The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

                                                                       EXHIBIT C




                      THIS CERTIFICATE IS NOT TRANSFERABLE

CERTIFICATE NUMBER                                   NUMBER OF COMMON SECURITIES


                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF
                         BANCORP HAWAII CAPITAL TRUST I

                        8.25% COMMON SECURITIES, SERIES A
                 (LIQUIDATION AMOUNT $1,000 PER COMMON SECURITY)


                  Bancorp Hawaii Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies
that Bancorp Hawaii, Inc. (the "Holder") is the registered owner of 3,093 (    )
common securities of the Trust representing beneficial interests of the Trust and designated the 8.25% Common Securities, Series A (Liquidation Amount $1,000 per Common Security) (the "Common Securities"). In accordance with Section 5.11 of the Declaration of Trust (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of December 30, 1996, as the same may be amended from time to time (the "Declaration of Trust") among Bancorp Hawaii, Inc., as Depositor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, David A. Houle and Joseph T. Kiefer, each as an Administrative Trustee, and the holders of such Securities, including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Declaration of Trust to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

                  Terms used but not defined herein have the meanings set forth in the Declaration of Trust.


                  IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 30th day of December, 1996.


                                        BANCORP HAWAII CAPITAL TRUST I

                                          by
                                            ------------------------------------
                                            Name:
                                            Title: Administrative Trustee


                                        COUNTERSIGNED AND REGISTERED:

                                        THE BANK OF NEW YORK, as Transfer Agent
                                        and Registrar

                                          by
                                            ------------------------------------
                                                    Authorized Signatory

                                                                       EXHIBIT D




                   [Form of Restricted Securities Certificate]

                        RESTRICTED SECURITIES CERTIFICATE

                   (For transfers pursuant to Section 5.05(b)
                          of the Declaration of Trust)

[____________________________],
 as Security Registrar
[address]


         Re: 8.25% Capital Securities, Series A of Bancorp Hawaii Capital Trust I (the "Trust") (the "Capital Securities")

                  Reference is made to the Amended and Restated Trust Agreement, dated as of December 30, 1996 (the "Declaration of Trust"), among Bancorp Hawaii, Inc., as Depositor, The Bank of New York, as Property Trustee and The Bank of New York (Delaware), as Delaware Trustee, and the Holders (as defined therein) from time to time. Terms used herein and defined in the Declaration of Trust or in Regulation D, Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to $_________________ aggregate Liquidation Amount of Capital Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s). __________________________________________________________

         CERTIFICATE No(s). ____________________________________________________

         CURRENTLY IN BOOK-ENTRY FORM: __Yes __No (check one)

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Capital Securities Certificate, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Capital Securities Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Capital Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

                  (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                           (A) the specified Securities are being transferred to
                  a person that the Owner and any person acting on its behalf reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                           (B) the Owner and any person acting on its behalf
                  have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                           (A) the transfer is occurring after a holding period
                  of at least two years (computed in accordance with paragraph
                  (d) of Rule 144 or such shorter time as may be provided therein) has elapsed since the date the Specified Securities were acquired from the Depositor or the Trust or from an affiliate (as such term is defined in Rule 144) of the Depositor or the Trust, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (e), (f) and (h) of Rule 144;

                           (B) the transfer is occurring after a holding period
                  of at least three years (or such shorter time as may be provided in Rule 144(k) has elapsed since the date the Specified Securities were acquired from the Depositor or the Trust or from an affiliate (as such term is defined in Rule
                  144) of the Depositor or the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Depositor or the Trust; or

                           (C) the owner is a "qualified institutional buyer"
                  within the meaning of Rule 144A, and is transferring the Securities to an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act in a transaction exempt from the registration requirements of the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trust and the Initial Purchasers.



Dated:

                                   ---------------------------------------------
                                   (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                   By:

                                      ------------------------------------------
                                      Name:
                                      Title:

                                   (If the Undersigned is a corporation,
                                   partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)